UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 8, 2009
FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308

(Address of principal executive offices)	(Zip Code)
(330) 996-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On January 8, 2009, FirstMerit Corporation (the “Company”) entered into Amended and Restated Change in Control Termination Agreements (the “Amended Change in Control Agreements”) with certain of its executive officers, including Paul G. Greig, Chairman, President and Chief Executive Officer, Terrence E. Bichsel, Executive Vice President and Chief Financial Officer, William P. Richgels, Executive Vice President and Chief Credit Officer, Mark J. Grescovich, Executive Vice President, Commercial Banking, and Julie A. Robbins, Executive Vice President, Retail Banking. The Amended Change in Control Agreements supersede and replace the form of FirstMerit Corporation Change in Control Termination Agreement filed with the Commission on November 5, 2004 and, in regards to Mr. Greig, the FirstMerit Corporation Change in Control Termination Agreement filed with the Commission on May 18, 2006, each as amended from time to time. Also on January 8, 2009, the Company entered into an Amended and Restated Displacement Agreement with Mr. Greig (the “Amended Displacement Agreement”), which amended and restated the displacement agreement originally effective and filed with the Commission on May 18, 2006, as amended and restated from time to time. Also on January 8, 2009, the Company entered into an Amended and Restated Employment Agreement with Mr. Greig (the “Amended Employment Agreement”), which amended and restated the terms of his employment agreement originally effective May 15, 2006, as amended and restated from time to time, including the Amended and Restated Employment Agreement effective January 17, 2008 and filed with the Commission on January 23, 2008. Finally, on January 8, 2009, the Company adopted an Amendment to the FirstMerit Corporation Amended and Restated Executive Supplemental Retirement Plan (the “SERP”), which amended certain terms of the SERP as they pertain to Mr. Greig (the “SERP Amendment”), as previously amended with respect to Mr. Greig effective January 17, 2008 and filed with the Commission on January 23, 2008.
     In order to address the various employment, retirement and benefit arrangements in which the Company’s executive officers participate, the Company utilized three separate forms of agreement for executing the Amended Change in Control Agreements. With regard to Mr. Greig, who is the only executive officer of the Company with an employment agreement, the Company executed the Amended Change in Control Agreement attached hereto as Exhibit 10.1. With regard to those executive officers who are participants in the SERP, the Company executed the form of Amended Change in Control Agreement attached hereto as Exhibit 10.2. Finally, for those executive officers who are eligible participants in the Company’s 2008 Supplemental Executive Retirement Plan (the “2008 SERP”), the Company executed the form of Amended Change in Control Agreement attached hereto as Exhibit 10.3.
     The following first summarizes the Amended Change in Control Agreements, which summary is qualified in its entirety by reference to the complete texts of such agreements, each of which is attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein. Additionally, the following also summarizes the SERP Amendment, the Amended Displacement Agreement and the Amended Employment Agreement with respect to Mr. Greig, which summaries are qualified in their entirety by reference to the complete text of the agreements, each of which is attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively, and incorporated by reference herein.
AMENDED CHANGE IN CONTROL AGREEMENTS
•	Pursuant to the terms of the Amended Change in Control Agreements, covered executive officers are provided with certain benefits upon the occurrence of (i) a Change in Control (as defined in the Amended Change in Control Agreements) and (ii) upon the occurrence of certain termination events following a Change in Control.

•	In the event of a Change in Control, whether or not resulting in termination, covered executives are provided with the automatic vesting of all outstanding equity awards and certain executives are credited with additional months of service, age and earnings in connection with calculating benefits under either the SERP or 2008 SERP.

•	If a Change in Control has occurred and during the Protection Period a covered executive’s employment is terminated (i) by the Company other than for Cause, Disability or death or (ii) by the executive for Good Reason (as such terms are defined in the Amended Change in Control Agreement), covered executives are generally provided with base salary, incentive compensation (at the “target” or higher level) and medical, life and accidental death and dismemberment insurance for a period of 24 months following termination. For Mr. Greig these benefits are provided for 36 months, and for Messrs. Bichsel and Richgels 30 months, in order to make their agreements competitive with similarly situated executives within the financial industry. In addition, the Company is required to pay, on the executive officer’s behalf, reasonable outplacement and training expenses (subject to an established maximum) incurred within one (1) year of the date of termination. Long-Term Disability insurance is not available under the Amended Change in Control Agreements.

•	Other than for Mr. Greig, total compensation and benefits provided by the Amended Change in Control Agreements must be less than federal regulations which constitute a golden parachute (currently 299% of previous five year income average), as provided by Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). In the event that compensation received by Mr. Greig does exceed the threshold imposed by Section 280G of the Code, Mr. Greig shall be entitled to a “full gross up” in an amount sufficient to ensure that, after payment of taxes, Mr. Greig will retain an after tax amount equal to the amount he would have retained had no tax arisen under Section 4999 of the Code; provided, however, that this provision shall be ineffective during the time in which the Company is participating in the Capital Purchase Program of the U.S. Department of the Treasury's Troubled Asset Relief Program.

•	In return for the benefits provided, covered executives agree to abide by certain confidentiality, cooperation and disclosure obligations in regards to the Company during a potential Change in Control situation, and in the case of executives other than Mr. Greig, certain non-competition provisions for a period of one (1) year if (i) the executive voluntarily terminates their employment for Good Reason following a Change in Control or (ii) the Company terminates the executive other than for Cause, Disability or death following a Change in Control.

•	It is the intention of the Company that the Amended Change in Control Agreements comply with Section 409A of the Code and such agreements will be interpreted and administered accordingly.
SERP AMENDMENT
•	The SERP Amendment modifies the procedures for determining the “Attained Age” and “Years of Service” for Mr. Greig under the SERP. Specifically, Section 2.03 and 2.37 of the SERP are amended to provide that Mr. Greig shall be credited with an additional three (3) years of age and service, for a total of six (6) years of age and service, toward the calculation of his SERP benefits, unless his employment is terminated for Cause (as such term is defined in the Amended Employment Agreement).
AMENDED DISPLACEMENT AGREEMENT
•	The Amended Displacement Agreement provides Mr. Greig with substantially similar benefits to those provided by his Amended Change in Control Agreement if, after a merger, acquisition or like transaction not resulting in a Change in Control, his employment with the Company is terminated within a Protected Period (i) by the Company other than for Cause, Disability or death or (ii) by Mr. Greig for Good Reason (as such terms are defined in the Amended Displacement Agreement). The Amended Displacement Agreement has been modified to reflect the additional years of age and service provided in the SERP Amendment. In addition, the Amended Displacement Agreement also reflects certain amendments necessary to ensure that the Amended Displacement Agreement complies with Section 409A of the Code.
AMENDED EMPLOYMENT AGREEMENT
•	The Amended Employment Agreement has been modified to reflect the additional years of age and service provided in the SERP Amendment. In addition, the Amended Employment Agreement also reflects certain amendments necessary to ensure that the Amended Employment Agreement complies with Section 409A of the Code.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.

Exhibit
Number	Description
10.1	FirstMerit Corporation Amended and Restated Change in Control Termination Agreement, dated January 8, 2009, by and between the Company and Paul Greig.

10.2	Form of FirstMerit Corporation Amended and Restated Change in Control Termination Agreement (Tier I).

10.3	Form of FirstMerit Corporation Amended and Restated Change in Control Termination Agreement (Tier I/2008 SERP).

10.4	Amendment to the FirstMerit Corporation Executive Supplemental Retirement Plan adopted January 8, 2009

10.5	Amended and Restated Displacement Agreement, dated January 8, 2009, by and between FirstMerit Corporation and Paul Greig.

10.6	Amended and Restated Employment Agreement, dated January 8, 2009, by and between FirstMerit Corporation and Paul Greig.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
By:	/s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and Chief Financial Officer

Date: January 14, 2009